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                                                                    Exhibit 10.6


                   [Insituform Technologies, Inc. Letterhead]



March 1, 2004



Mr. Thomas S. Rooney, Jr.
40 Overhills
Ladue, MO  63124

Dear Tom:

This letter will confirm the following amendment to the first paragraph of
Section 6 of your March 7, 2003 employment letter with us: the words "during your first twenty-four months' of employment" are hereby deleted.

If the foregoing accurately reflects your understanding and agreement, please sign this letter where indicated below and return it to me. The amendment to your employment letter as set forth herein will be effective upon receipt of your acknowledgment.

Sincerely,

INSITUFORM TECHNOLOGIES, INC.



By: /s/ Stephen P. Cortinovis
    -------------------------------------------------------
    Stephen P. Cortinovis
    Chair, Compensation Committee of the Board of Directors


ACCEPTED AND AGREED:



/s/ Thomas S. Rooney, Jr.
--------------------------------------------
Thomas S. Rooney, Jr.

Date:  March 1, 2004